U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K/A


                                   CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 25, 2003


                          POINT GROUP HOLDINGS, INCORPORATED
                 (Exact name of Registrant as specified in its charter)


                                       Nevada
             (State or jurisdiction of incorporation or organization)


                                       0-29113
                              (Commission File Number)


                                     54-1838089
                      (I.R.S. Employer Identification Number)


       1535 Blackjack Road, Franklin, Kentucky                      42134
       (Address of principal executive offices)                  (Zip Code)


                    Registrant's telephone number: (270) 598-0385



            (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 25, 2003, the Registrant entered into an acquisition agreement with the members of VeeGeeZ.com, LLC, a California limited liability company ("VC"). Under the terms of this agreement, on the closing date, the parties exchanged common stock on a 1-for-1 basis, with VC exchanging with the Registrant all of its issued and outstanding ownership units representing in the aggregate 14,000,000 shares and the Registrant exchanging with VC 14,000,000 shares of its restricted common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that this acquisition must comply with Securities and Exchange Commission rules regarding financial disclosure. Therefore, financial statements are being furnished for VC as follows:

     (a) audited financial statements for the period from April 6, 2002 (inception) to December 31, 2002 and for the period from January 1, 2003 through September 30, 2003;

     (b)  pro forma financial information.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Point Group Holdings, Incorporated



Dated: January 22, 2004                By: /s/  John Fleming
                                       John Fleming, President

                                  EXHIBIT INDEX

Number                            Description

2 Acquisition Agreement between the Registrant and shareholders of Veegeez.com, LLC, dated September 25, 2003
      (incorporated by reference to Exhibit 2 of the Form 8-K filed on October 9, 2003).


                         INDEPENDENT AUDITOR'S REPORT

Officers and Directors
VeeGeeZ.com, LLC

We have audited the balance sheets of VeeGeeZ.com, LLC as of September 30, 2003, and December 31, 2002, and the related statements of operations, members' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2003, and December 31, 2002, and the results of its operations and its cash flows for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  Smith & Company
Smith & Company
Certified Public Accountants
Salt Lake City, Utah
January 12, 2004


                                 VEEGEEZ.COM, LLC
                                  BALANCE SHEETS

                                                September 30       December 31
                                                     2003             2002

                                     ASSETS

Current Assets
  Cash                                          $     361          $   15,405
  Prepaid expenses                                      0               1,750
     Total current assets                             361              17,155

Fixed Assets
  Games library, net of accumulated
  amortization of $19,225 ($6,016 in 2002)
  (Note 1)                                         41,841             84,411
  Furniture and equipment, net of accumulated
   depreciation of $2,207 ($1,082 in 2002)
   (Note 1)                                         1,650              2,614
  Organization costs, net of accumulated
   amortization of $76 ($36 in 2002) (Note 1)         193                233

     Total Fixed Assets                            43,684             87,258

       Total Assets                            $   44,045         $  104,413

                          LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
  Accounts payable                             $   40,956         $   28,809
  Total Current Liabilities                        40,956             28,809

Members' Equity
  Lance Wiseman, capital                                0             26,866
  Mark Wiseman, capital                                 0             48,738
  PGHI (a public corporation), capital              3,089                  0

  Total members' equity                             3,089             75,604
     Total Liabilities and Members' Equity     $   44,045         $  104,413

                 See accompanying notes to financial statements


                                VEEGEEZ.COM, LLC
                             STATEMENTS OF OPERATIONS


                                                      For the             From Inception
                                                    Nine Months           (April 6, 2002)
                                                       Ended                 through
                                                    September 30,           December 31,
                                                        2003                   2002
Revenues
  Subscription revenue                              $    80,465            $    32,825
  Other revenue from operations                           8,610                    331
   Total Revenues                                        89,075                 33,156

Cost of Sales
  Shipping costs                                         19,631                 12,757
  Other costs of sales                                    5,084                  1,877
   Total Cost of Sales                                   24,715                 14,634

Gross Profit                                             64,360                 18,522

Selling, General, and Administrative Expenses
  Advertising                                             7,992                  5,311
  Damaged game costs                                     19,672                  7,044
  Depreciation                                           14,374                  7,134
  Interest expense                                        8,859                  1,976
  Other selling, general, and administrative expenses     4,207                  7,061

   Total Selling, General, and Administrative Expenses   55,104                 28,526

Net Income (Loss) From Operations                         9,256                (10,004)

Other Expenses
  Loss on disposal of games (Note 4)                     49,640                      0

Net Income (Loss)                                   $   (40,384)           $   (10,004)



                              See accompanying notes to financial statements


                                      VEEGEEZ.COM, LLC
                           STATEMENT OF CHANGES IN MEMBERS' EQUITY

                                              Lance        Mark
                                             Wiseman,     Wiseman,        PGHI
                                             Capital      Capital        Capital

Balance at April 6, 2002 (date of inception) $      0     $      0       $    0

Equity contributions, 2002                     31,868       53,740            0

Net loss, December 31, 2002                    (5,002)      (5,002)           0

Balance at December 31, 2002                   26,866       48,738            0

Equity contributions, 2003                        178        3,000            0

Equity withdrawals, 2003                       (8,241)     (27,068)           0

Net loss, September 30, 2003                  (20,192)     (20,192)           0

Exchange of members' equity for stock in
PGHI, September 30, 2003                        1,389       (4,478)       3,089

Balance at September 30, 2003                $      0     $      0       $3,089

                    See accompanying notes to financial statements


                                    VEEGEEZ.COM, LLC
                                  STATEMENTS OF CASH FLOWS




                                                      For the             From Inception
                                                    Nine Months           (April 6, 2002)
                                                       Ended                 through
                                                    September 30,           December 31,
                                                        2003                   2002
Operating Activities
  Net loss                                          $   (40,384)           $   (10,004)
  Adjustments to reconcile net income (loss) to
   cash used by operating activities:
    Depreciation and amortization expense                14,374                  7,134
   Damaged game costs                                    19,672                  7,044
   Loss on disposal of games                             49,640                      0
Changes in current assets and liabilities:
  Prepaid expenses                                        1,750                 (1,750)
  Accounts payable                                       12,147                 28,809
    Net Cash Provided by Operating Activities            57,199                 31,233

Investing Activities
  Purchase of game library                              (48,451)               (97,470)
  Proceeds from sale of games                             8,500                      0
  Purchase of furniture & equipment                        (161)                (3,697)
  Organization costs                                          0                   (269)
    Net Cash Used by Investing Activities               (40,112)              (101,436)

Financing Activities
  Members' contributions                                  3,178                 85,608
  Members' withdrawals                                  (35,309)                     0
Net Cash Provided (Used) by Financing Activities        (32,131)                85,608

Increase (Decrease) in Cash                             (15,044)                15,405

Cash at beginning of period                              15,405                      0

Cash at End of Period                              $        361           $     15,405

Interest paid                                      $      8,859           $      1,976
Taxes paid                                         $          0           $          0


                 See accompanying notes to financial statements


                            NOTES TO FINANCIAL STATEMENTS

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of VeeGeeZ.com, LLC ("Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business

The Company was established as a limited liability company (LLC) in California on April 6, 2002, and provides video game rentals to subscribers using an Internet website to facilitate transactions. Subscribers are located within the United States of America. The Company maintains its headquarters and sole shipping facility in Santa Clarita, California. Effective September 30, 2003, the original members exchanged their entire ownership interests for 14,000,000 restricted shares of common stock in Point Group Holdings, Incorporated, a Nevada public corporation ("PGHI"). Consequently, the Company is presently a wholly owned subsidiary of PGHI.

As an LLC, members' liability is limited by federal and state laws. Further, the Company's articles of organization state that the Company has a finite life expiring on January 1, 2033.

Revenue Recognition

The Company records revenue when payment is billed. Customers are required to authorize a monthly automatic charge to a major credit card. Because of this, the billing and receipt of revenue occur simultaneously. Subscribers pay on a monthly basis and may cancel service at anytime. The financial statements are prepared based on the accrual method of accounting.

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments with original maturities of three months or less to be cash equivalents.

Property, Plant and Equipment

Furniture and fixtures are stated at cost and depreciated using the straight-line method, based on an estimated useful life of 2 years. Equipment and software are stated at cost and amortized using the straight-line method, based on an estimated useful life of 3 years. Repair and maintenance costs are charged to expense when incurred.

Games Library

The Company currently offers games compatible with Microsoft XBox, Nintendo GameCube, Sony PlayStation, and PlayStation 2. The cost of games is amortized using the straight-line method over a twenty-four month period to an estimated residual value of $10.

Because of the nature of the business, the Company experiences a certain amount of loss, damage, or theft of its games. This loss is shown as a selling expense in the Income Statement. Any accumulated amortization associated with this item is accounted for on a first-in-first-out basis and treated as a reduction to amortization expense in the month the loss is recognized.

Organization Costs

Organization costs are stated at cost and amortized using the straight-line method, based on an estimated useful life of three years.

Income Taxes

The Company was organized as a limited liability company. As such, the Company's profits or losses are passed through to the members. This results in the Company not being subject to federal or state income tax.

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ significantly from those estimates.

Shipping Costs

Shipping costs are charged to cost of sales in the period in which they are incurred. Shipping costs for the periods ended September
30, 2003 and December 31, 2002 were $19,631 and $12,757, respectively.

Advertising Costs

Advertising costs are charged to expense in the period in which they are incurred. Advertising expenses for the periods ended September 30, 2003 and December 31, 2002 were $7,992 and $5,311, respectively.

NOTE 2  RELATED PARTY TRANSACTIONS

In 2002, the Company opened several credit card accounts with major financial institutions. Due to the Company's limited credit history, the members personally guaranteed all debts incurred through the use of those cards. In 2003, all the credit cards were closed.

The Company is currently headquartered in property owned by one of its formers members, who now serves as a consultant to the Company.

NOTE 3  PREPAID EXPENSES

In 2002, the Company contracted to receive advertising on kiosks found on university campuses. The contract required the Company to pay for one year of advertising at the beginning of the contract. When the contract expired in 2003, the Company chose not to renew. Instead, they have pursued other avenues of marketing.

NOTE 4  LOSS ON DISPOSAL OF GAMES

In September 2003, the Company sold a portion of its games library to a local entertainment rental store for $8,500. The purpose of the sale was to generate cash flow for the Company. The book value of the games sold was $58,140.

NOTE 5  SUBSEQUENT EVENTS

On October 13, 2003, the Company entered into a formal agreement with Best Bits and Bytes, Inc. ("BBBI") to receive video games to be used in the Company's rental operations. Under the agreement BBBI receives PGHI stock as payment of the rental fee incurred by the Company for use of BBBI's games library. BBBI is compensated for any games that are lost or damaged in a given month at full retail price. Under the agreement, BBBI is restricted from entering into a similar agreement with any other online video game rental service for the period of one year, the life of the agreement.

                UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the 14,000,000 outstanding ownership units of VeeGeeZ.com, LLC, a California limited liability company ("VC"), in exchange for 14,000,000 restricted shares of common stock of Point Group Holdings, Incorporated, a Nevada corporation ("PGHI").

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of VC and the audited and unaudited financial statements of PGHI.

The Pro Forma Balance Sheets give effect to the transaction as having occurred on September 30, 2003. The Pro Forma Statements of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of PGHI for the nine months ended September 30, 2003 and VC for the nine months ended September 30, 2003.


                      POINT GROUP HOLDINGS, INCORPORATED
                          PRO FORMA BALANCE SHEETS
                             SEPTEMBER 30, 2003
                                 (unaudited)


                                                                             Pro-forma         Pro-forma
                                                     PGHI       VeeGeeZ      Adjustments      Consolidated
                        ASSETS
Current Assets
     Cash                                          $    7,974   $     361    $                $    8,335
     Accounts receivable                               63,002           -                         63,002
     Inventory                                         81,636           -                         81,636
          Total Current Assets                        152,612         361                -       152,973

Fixed assets, net                                       6,385      43,684             (235)       49,834

Other assets                                            8,126           -                          8,126

                                                   $  167,123   $  44,045    $        (235)   $  210,933

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
     Accounts payable and accrued expenses         $  962,355   $  40,956    $                $1,003,311
     Notes payable                                    373,418           -                        373,418
     Other liabilities                                 62,533           -                         62,533
          Total Current Liabilities                 1,398,306      40,956                -     1,439,262

Stockholders' Deficit
     Preferred stock, authorized 500,000 shares
        no shares issued and outstanding                    -           -                -             -
     Common stock, $0.001 par value
         900,000,000 shares authorized,
         329,071,449 shares issued and outstanding    329,071           -           14,000       343,071
     Additional paid-in capital                     6,798,732           -          (10,911)    6,787,821
     Stock payable                                     39,200           -          (39,200)            -
     Deferred compensation                            (10,500)          -                -       (10,500)
     Members' equity                                        -       3,089           (3,089)            -
     Retained deficit                              (8,387,686)          -           38,965    (8,348,721)
          Total stockholders' deficit              (1,231,183)      3,089             (235)   (1,228,329)

                                                  $   167,123   $  44,045    $        (235)  $   210,933


            See Accompanying Notes to Pro Forma Financial Statements

                            POINT GROUP HOLDINGS, INCORPORATED
                            PRO FORMA STATEMENTS OF OPERATIONS
                           NINE MONTHS ENDED SEPTEMBER 30, 2003
                                      (unaudited)


                                                                             Pro-forma         Pro-forma
                                                     PGHI       VeeGeeZ      Adjustments      Consolidated
Revenue                                            $   121,270  $    89,075  $                $    210,345
Cost of revenue                                              -       24,715                         24,715
                                                       121,270       64,360            -           185,630
Expenses:
     Selling, general and administrative                49,061       55,104                        104,165
     Consulting fees                                    92,575            -                         92,575
     Professional fees                                  13,771            -                         13,771
     Compensation                                       38,965            -      (38,965)                -
                                                       194,372       55,104      (38,965)          210,511
Net operating income (loss)                            (73,102)       9,256       38,965           (24,881)

Other income (expense)
     Other expenses
     Gain from forgiveness of debt                     274,432                                    274,432
     Gain from discontinued operation                   16,079                                     16,079
     Loss on disposal of games                               -     (49,640)            -          (49,640)

Net Income (loss)                                  $   217,409  $  (40,384)  $    38,965      $   215,990

Basic and Fully diluted net income per share       $      0.00  $    (0.00)                   $      0.00

Weighted average number of shares outstanding      305,027,493  14,000,000                    319,027,493


              See Accompanying Notes to Pro Forma Financial Statements